UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report: November 1, 2016
(Date of earliest event reported)

Firsthand Technology Value Fund, Inc.
 (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00830 (Commission File Number)	27-3008946 (IRS Employer Identification Number)

150 Almaden Blvd., Suite 1250 San Jose, CA (Address of principal executive offices)		95113 (Zip Code)

(800) 976-8776
 (Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 1, 2016, Firsthand Technology Value Fund, Inc. issued a press release announcing today that Pivotal Systems, Inc. (“Pivotal”), a Fund holding since 2012, has announced results for the quarter ended September 30, 2016. Pivotal achieved record revenues and bookings in excess of $4 million, based on the accelerating adoption of the company’s Gas Flow Controller™ (GFC) technology by leading semiconductor companies. The company also noted that it already has received multiple repeat orders for its new line of High Flow Controllers (HFCs), signifying rapid customer acceptance of the new products.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
      None
(b) Pro forma financial information:
      None
(c) Shell company transactions:
      None
(d) Exhibits

99.1   Press Release dated November 1, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2016	FIRSTHAND TECHNOLOGY VALUE FUND, INC.

	By:	/s/ Kevin Landis
Kevin Landis President

Exhibit Index
Exhibit No.	Description
99.1	Press release dated November 1, 2016